UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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MEDICOR LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 20 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MediCor Ltd. (the “Company”) to be held on November 15, 2006, at 9:00 A.M., Pacific Standard Time, at the Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada 89113.

At this year’s meeting you will be asked to elect three (3) directors to serve until our 2009 annual meeting, and ratify the selection of Greenberg & Company CPAs LLC as the Company’s independent auditors for the fiscal year ending June 30, 2007. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

Your Board of Directors unanimously believes that the election of the directors and the other proposal are in the best interests of the Company and its stockholders, and, accordingly, recommends a vote FOR each nominee and the auditor ratification proposal.

We look forward to greeting those stockholders of the Company who are able to attend the meeting.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Thank you.

Sincerely,

Donald K. McGhan
Chairman

MEDICOR LTD.
4560 South Decatur Boulevard, Suite 300
Las Vegas, Nevada 89103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2006

To the Stockholders of MediCor:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MediCor Ltd., a Delaware corporation (the “Company”), will be held on November 15, 2006 at 9:00 A.M., Pacific Standard Time, at the Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada 89113, for the following purposes:

1.               To elect three (3) directors to hold office until our 2009 annual meeting and until their respective successors are elected and qualified;

2.               To ratify the appointment of Greenberg & Company CPAs LLC as our independent auditors for the fiscal year ending June 30, 2007; and

3.               To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 6, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, postponement or adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103.

By Order of the Board of Directors

MEDICOR LTD.

Marc S. Sperberg
Secretary

Dated: October 20, 2006

MEDICOR LTD.

4560 South Decatur Boulevard, Suite 300

Las Vegas, Nevada 89103

2006 PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of the Board of Directors of MediCor Ltd., a Delaware corporation (“Company” or “MediCor”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 15, 2006, at 9:00 A.M. Pacific Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about October 20, 2006 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada 89113.

Who Can Vote

You are entitled to vote if you were a stockholder of record of MediCor’s common stock as of the close of business on October 6, 2006. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

At the close of business on October 6, 2006, there were 23,746,162 shares outstanding and entitled to vote. A majority of the outstanding shares represented in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting.

Voting of Shares

Stockholders of record on October 6, 2006 are entitled to one vote for each share held on all matters to be voted upon at the meeting. You may vote by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

Proxy Card and Revocation of Proxy

If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted in favor of the director nominees and the other proposal. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You can revoke your proxy by sending to the Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes as well as and any abstentions and broker non-votes. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Stockholder Proposal For 2007 Annual Meeting

Requirements for Stockholder Proposals to be Considered for Inclusion in our 2007 Proxy Materials

Stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), some stockholder proposals may be eligible for inclusion in our 2007 proxy statement. Any such stockholder proposals must be submitted in writing to the attention of the Corporate Secretary, no later than June 23, 2007 or the date which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2007 proxy statement.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting

Under our bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2007 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Corporate Secretary, MediCor Ltd., 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103, for the 2007 annual meeting of stockholders. Such proposal or nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 45 days nor more than 75 days prior to the date on which the Company mailed the proxy materials for the 2006 Annual Meeting. Note, however, that if we were not to have held the 2006 Annual Meeting or the date of the 2007 annual meeting is moved more than 30 days from the 2006 Annual Meeting date, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the anniversary of the day on which notice of the date of the 2006 annual meeting is mailed. Thus, if we hold our 2006 annual meeting on November 15, 2006, as scheduled, any such proposal or nomination will be considered untimely if submitted to us after October 2, 2007. As described in our bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our common stock. If a stockholder gives notice of such proposal after the deadline computed in accordance with our bylaws (the “Bylaw Deadline”), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2007 annual meeting.

The rules of the Securities and Exchange Commission (the “SEC”) also establish a deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the 2007 annual meeting is September 5, 2007, or the date which is 45 calendar days prior to the anniversary of the mailing date of this proxy statement. If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2007 annual meeting.

Because the Bylaw Deadline is not capable of being determined until we publicly announce the date for our 2007 annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2007 annual meeting and we believe that our proxy holders at such meeting would be allowed to use the discretionary authority granted by the proxy to vote against the proposal at such meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

We have not been notified by any stockholder of his, her or its intent to present a stockholder proposal from the floor at the 2006 Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2006 Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for the 2006 Annual Meeting, if applicable. However, because the annual meeting in 2005 was held on November 17, 2005, the Bylaw Deadline was October 3, 2006, prior to the date this proxy statement is being mailed.

If a stockholder wishes to nominate a candidate for director, the stockholder’s notice shall also include the following information for the candidate: (i) the name, age, business address and residence address, (ii) the principal occupation or employment of nominee, (iii) the class and number of shares of our stock beneficially owned by the nominee, (iv) any other information required by the 1934 Act, and the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder giving notice shall also include his/her/its (i) name and address as they appear on the Company’s books and, (ii) the class and number of our shares which the stockholder owns on the date of the notice. A copy of the full text of our bylaws is available from our Corporate Secretary upon written request.

Nomination of Director Candidates

The Corporate Governance and Nominating Committee considers candidates for board membership that our Board of Directors, management or stockholders suggest. It is the policy of the Corporate Governance and Nominating Committee to consider recommendations for candidates to our Board of Directors from stockholders. The Corporate Governance and Nominating Committee considers persons recommended by our stockholders in the same manner as a nominee recommended by our Board of Directors, individual board members or management. The Corporate Governance and Nominating Committee assesses the appropriate skills and characteristics of a nominee based on the composition of the board as a whole and in such other areas as a nominee’s qualification as independence, diversity, skills, age and experience in such areas as operations, finance, marketing and sales.

In addition, a stockholder may nominate a person directly for election to our Board of Directors at an annual meeting of our stockholders provided they meet the requirements set forth in our bylaws and the rules and regulations of the SEC related to stockholder proposals. The process for properly submitting a stockholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Stockholder Proposals.”

Stockholder Communications with Our Board of Directors

Stockholders may communicate directly with our Board of Directors by writing to them in care of MediCor Ltd., 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103, Attn: Corporate Secretary. Unless the communication is marked “confidential,” our Corporate Secretary monitors these communications and provides appropriate summaries of all received messages to the chair of our Corporate Governance and Nominating

Committee. Any stockholder communication marked “confidential” is logged as “received,” but is not reviewed by the Corporate Secretary. This confidential correspondence is immediately forwarded to the chair of the Corporate Governance and Nominating Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Corporate Secretary logs the date of receipt of the communication as well as the identity of the correspondent, for non-confidential communications, in the Company’s stockholder communications log.

Certain Financial Information and Certifications

Please take note that the Company’s financial statements and related information, as well as the required certifications as promulgated under the Sarbanes-Oxley Act of 2002, are as set forth in its Annual Report on Form 10-KSB filed with the SEC on September 28, 2006, and are incorporated herein by this reference. A copy of the Annual Report on Form 10-KSB is enclosed with this proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Our Board of Directors is currently composed of nine (9) members. Our certificate of incorporation and bylaws provide that the Board of Directors shall be divided into three classes, with each class serving staggered three-year terms. Each class consists of three directors. Directors Samuel C. Rogers, Robert L. Forbuss and Jim J. McGhan are the Class III directors whose terms expire at the 2006 Annual Meeting. Directors Mark E. Brown, Eugene I. Davis and Donald K. McGhan are the Class I directors whose terms expire at the 2007 annual meeting of stockholders. Directors Thomas Y. Hartley, Dr. Ikram U. Khan and Theodore R. Maloney are the Class II directors whose terms expire at the 2008 annual meeting of stockholders. Thus, Mr. Rogers, Mr. Forbuss and Mr. McGhan are nominated for reelection (the “Class III Nominees”). All of the directors, including the Class III Nominees, are incumbent directors.

The term of each class of directors expires at the third annual meeting following the date of expiration described above. A director elected to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified. If elected at the Annual Meeting, each Class III Nominee would serve until the 2009 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

Unless otherwise instructed, the holders of proxies solicited by this proxy statement will vote the proxies received by them for the Class III Nominees.

Required Vote and Board of Directors Recommendation

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting, meaning that the three nominees who receive the largest number of properly cast votes will be elected as directors. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Cumulative voting is not permitted and abstentions and broker non-votes have no effect on the vote.

In the event that any Class III Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that any Nominee will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III NOMINEES.

Directors

The names of the members of our Board of Directors, including the Class III Nominees, their ages as of October 20, 2006, and certain information about them, are set forth below.

Name	Position	Age

Donald K. McGhan	Chairman	72
Theodore R. Maloney	Director, Chief Executive Officer	45
Jim J. McGhan	Director, Chief Operating Officer	53
Mark E. Brown	Director	46
Thomas Y. Hartley	Director	73
Samuel Clay Rogers	Director	78
Robert L. Forbuss	Director	58
Ikram U. Khan, M.D.	Director	57
Eugene I. Davis	Director	51

Donald K. McGhan. Mr. McGhan is a founder of MediCor and has served as its chairman from its inception. Previously, Mr. McGhan was a founder and director of Medical Device Alliance, Inc. (‘‘MDA’’), where he served as its chairman from its inception in 1996. Prior to that, Mr. McGhan was a founder and director of Miravant Medical Technologies, Inc., which was originally named PDT, Inc. Mr. McGhan was also a founder, chairman and president of Inamed Corporation from 1984 to 1998, founder, chairman and chief executive officer of McGhan NuSil Corporation, which was acquired by Union Carbide Corporation in 1990, and a founder, president and chairman of Immulok, Inc., which was acquired by Ortho Diagnostics Systems, Inc., a subsidiary of Johnson & Johnson in 1983. In 1999, after being denied in California, a group of MDA shareholders brought suit in a Nevada court to have a receiver appointed for MDA. The plaintiff shareholders’ principal allegation was inadequate disclosure of the investment of corporate funds following a private placement of securities. Based solely on the allegations in the complaint, the court, in an interlocutory order, found that some directors may have been guilty of fraud, collusion or gross mismanagement, misfeasance, malfeasance or nonfeasance and that the assets of MDA may be in danger of loss through attachment, foreclosure, litigation or otherwise. The court appointed a temporary receiver on the basis of these allegations. Prior to any evidentiary hearing as to the merits of the allegations, the parties settled in 2001. Pursuant to the terms of the settlement, no party admitted any fault or wrongdoing. Subsequent to the settlement, MDA was acquired by ArthroCare Corporation for approximately $30 million.

Theodore R. Maloney. Mr. Maloney has served as a director and our chief executive officer since September 2003. Prior to joining MediCor, Mr. Maloney was a partner in the corporate practice group of the law firm of Sheppard, Mullin, Richter & Hampton, LLP from September 2001 to September 2003. Sheppard Mullin acquired the practice of Nida & Maloney, LLP, a corporate law firm based in Santa Barbara, California which Mr. Maloney founded in 1994. Prior to founding Nida & Maloney, Mr. Maloney worked as a corporate attorney at Milbank, Tweed, Hadley & McCloy from 1988 to 1994 and Clifford Chance from 1986 to 1988.

Jim J. McGhan. Mr. McGhan is a founder of MediCor and has served as a director and its chief operating officer from its inception. Previously, Mr. McGhan served a director, a vice president and the chief operating officer of Medical Device Alliance, Inc. As described above, a receiver was appointed for Medical Device Alliance in 1999. Mr. McGhan also served as a director and chief operating officer of Inamed Corporation from 1996 to 1998. Mr. McGhan also served as a director and chief executive officer of Inamed Corporation’s subsidiary McGhan Medical Corporation from 1992 through 1998. Prior to that, Mr. McGhan also served as president of Inamed’s subsidiaries, CUI Corporation and BioEnterics Corporation. Mr. McGhan is Donald K. McGhan’s son.

Mark E. Brown. Mr. Brown has been a director since February 2003. He currently serves as President of YourBuyer Worldwide, Inc., a global purchasing company. Formerly, Mr. Brown was the President of R&R Partners, Nevada’s largest public affairs, public relations and full-service advertising agency. Mr. Brown assumed this position as a result of a merger in 2004 between R&R Partners and Brown & Partners, Inc., a similar business he founded in 2000. From 1999 through 2000, Mr. Brown served as executive vice president of government relations and corporate communications for Station Casinos, Inc. From 1994 through 1999, Mr. Brown served as senior vice president of corporate and government relations and marketing for the Howard Hughes Corporation, an affiliate of The Rouse Company. Prior to 1994, Mr. Brown owned and operated The Carrara Group, a government affairs and public relations company which was acquired by Burson-Marsteller, the world’s largest public relations firm. Mr. Brown spent five years in Washington, D.C., as a senior legislative assistant on the staff of former Nevada Senator Chic Hecht, overseeing all of his U.S. Senate Banking and Energy Committee assignments. He currently is a member of the Board of Trustees of the UNLV Foundation. Mr. Brown is also a founding Director of Service1st. Bank, located in Las Vegas, Nevada.

Thomas Y. Hartley. Mr. Hartley has been a director since October 2004. Beginning in 1959, Mr. Hartley was employed in various capacities by Deloitte Haskins & Sells (now Deloitte & Touche) from 1959 until his retirement as an area managing partner in 1988. From 1991 to 1999 he was President and Chief Operating Officer of Colbert Golf Design and Development. Also in 1991, Mr. Hartley joined Southwest Gas Corporation as a Director and was elected Chairman of the Board of Directors in 1999 and served until his retirement in May of 2006. From 1997 to 2002, Mr. Hartley was a director of Ameritrade Holdings Corporation. He is a past chairman of the UNLV Foundation and the Nevada Development Authority, and past president of the Las Vegas Founders Club and a director of the Las Vegas Founders Golf Foundation and the Las Vegas Chamber of Commerce. Mr. Hartley is the past president of the PGA Tour Tournaments Association and is a director of Sierra Health Services, Inc. Mr. Hartley is a Certified Public Accountant and holds a B.S. in Business from Ohio University, 1955.

Samuel Clay Rogers. Mr. Rogers has been a director since October 2004. He obtained his Bachelor of Science degree in Electrical Engineering from Louisiana State University in 1948 and his Master of Science degree in Electrical Engineering from Purdue University in 1950. After serving in the U.S. Army, Mr. Rogers joined Bell Telephone Labs, where he worked until 1971, focusing in areas of communications code, electronic circuits for missile systems and missile guidance electronics design. From 1961 to 1965, Mr. Rogers joined Sandia Corp, on leave of absence from Bell Labs at the request of Sandia Corp, as a Division Supervisor in their research organization to, among other things; improve their research in the effects of nuclear radiation on semiconductor devices, electronic circuits and systems. In 1971, Mr. Rogers was a founder of R and D Associates, where he served as a principal advisor on the U.S. Defense Nuclear Agency (DNA) for its TREE (Transient Radiation Effects on Electronics) program and manager of an Air Force Weapons Labs sponsored effort that developed nuclear criteria for new Air Force systems. In 1984, Mr. Rogers joined JAYCOR, where he continued to provide advisory services to the TREE program and other related programs. Mr. Rogers retired from JAYCOR in 1998, following which he has been an independent consultant to U.S. Government agencies and contractors.

Robert L. Forbuss. Mr. Forbuss is the President of Strategic Alliances, a business and government affairs consulting firm he co-founded in 1999. In 1994, Mr. Forbuss sold his company, Mercy Medical Services, to Laidlaw Medical Transportation, which subsequently acquired and ultimately adopted the corporate name, American Medical Response, Inc. Mr. Forbuss joined that company’s management team, helping architect a consolidation of ambulance companies throughout the United States. Mr. Forbuss is a past Chairman of the Las Vegas Chamber of Commerce and has served as a Director of the Las Vegas Convention and Visitor Authority since 1999 and as a Member of the Nevada Development Authority since 1990.

Ikram U. Khan, M.D. Dr. Khan has been in private practice as a general surgeon from 1978 through his retirement in 2005. He is currently the President of Quality Care Consultants L.L.C., a company engaged in providing consultant services in the areas of health care strategy and health care policy development. Dr. Khan serves as a member of the Governor’s Commission for Medical Education, Research & Training, as a member of the Association of Governing Boards of Universities and Colleges and as a member of the Board of Directors of the Nevada Cancer Institute. From 1999 to present, Dr. Khan was nominated by the President of the United States and confirmed by the U.S. Senate to be a member of the Board of Regents for the Uniformed Services University of Health Sciences, an advisory board to the U.S. Secretary of Defense. Dr. Khan has been recognized and has received academic appointment by serving as the Clinical Assistant Professor of Surgery from 1979 to 1992 at the University of Nevada School of Medicine. He also has been named to fellowships and memberships on the Certified American Board of Quality Assurance and Utilization Review Physicians.

Eugene I. Davis. Mr. Davis has served as the Chairman and Chief Executive Officer of Pirinate Consulting Group, L.L.C., a consulting firm specializing in management, mergers and acquisitions and strategic planning advisory services, since 1999. He served as Chief Operating Officer of Total-Tel USA Communications, Inc., an integrated telecommunications provider, from 1998 to 1999. Mr. Davis served in various capacities including as director, Executive Vice President, President and Vice Chairman of Emerson Radio Corp., a distributor of consumer electronics products, from 1990 to 1997. He served in various capacities including as a director, Chief Executive Officer and Vice Chairman of Sports Supply Chain, Inc., a distributor of sporting goods and athletic equipment, from 1996 to 1997. Prior to that time, Mr. Davis was an attorney in private practice. Mr. Davis currently serves as Chairman of the Board of Directors for Atlas Air Worldwide Holdings, Inc. and as a director for Stratos International, Inc., Knology Broadband, Inc., American Commercial Lines, Inc., Footstar Inc., Granite Broadcasting Corp. and PRG Shultz International, Inc.

The board of directors must be composed of at least a majority of independent members as required by the listing standards of the American Stock Exchange. Our board of directors has affirmatively determined, based upon its review of all facts and circumstances, that Mr. Brown, Mr. Hartley, Mr. Rogers, Mr. Forbuss, Dr. Khan and Mr. Davis are ‘‘independent’’ under the listing standards of the American Stock Exchange and the applicable rules promulgated by the SEC.

Meetings of the Board of Directors

During fiscal 2006, the Board held six meetings and acted by unanimous written consent one time. During that fiscal year, no director, other than Mr. Brown, attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period.

Committees of the Board of Directors

Compensation Committee.   The Compensation Committee met one time in fiscal 2006. The Compensation Committee recommends to the Board all aspects of compensation arrangements for the executive officers of the Company and approves compensation recommendations for certain of the Company’s other senior employees. The Committee also oversees administration of the Company’s stock compensation program. Mr. Rogers is the current chairman of the Compensation Committee and Mr. Hartley, Mr. Brown and Mr. Davis serve as members of the Committee. Each member of the Compensation Committee is “independent” under the listing standards of the American Stock Exchange.

Audit Committee.   The Audit Committee met four times in fiscal 2006. The Audit Committee has oversight responsibilities with respect to the Company’s annual audit and quarterly reviews, the Company’s system of internal controls and the Company’s audit, accounting and financial reporting processes. The Audit Committee selects the Company’s independent auditors and meets with the independent auditors regularly in fulfilling the above responsibilities. Each member of the Audit Committee is independent under the listing standards of the American Stock Exchange and meets the applicable the American Stock Exchange requirements for financial literacy and financial expertise. Mr. Hartley is the current chairman of the Audit Committee and Mr. Rogers, Mr. Brown and Mr. Forbuss serve as members of the Committee. The Board of Directors has adopted a written charter for the Audit Committee. Additional information regarding the functions performed by the Audit Committee is set forth in the “Report of the Audit Committee” included in this proxy statement. The Board has determined that Mr. Hartley is an audit committee financial expert, as defined by the rules of the SEC. Mr. Hartley has agreed to serve as our Audit Committee financial expert.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met once in fiscal 2006. The Corporate Governance and Nominating Committee currently consists of Mr. Brown, Mr. Hartley, Mr. Rogers and Dr. Khan. None of the current members of the Corporate Governance and Nominating Committee is an employee of the Company and each is independent under the listing standards of the American Stock Exchange. Mr. Brown serves as chair of the Corporate Governance and Nominating Committee. The Board has adopted a written charter for the Corporate Governance and Nominating Committee pursuant to which, among other things, nominations for the Board of Directors are recommended to the Board for selection by the Committee. The charter is available on the Company’s website at http://www.medicorltd.com.

Code of Business Conduct and Ethics and Complaint Procedures

Our Board of Directors adopted a Code of Business Conduct and Ethics (the “Code”) that is applicable to all employees, executive officers and members of the Board of Directors. This Code is intended to promote and require ethical conduct among our directors, executive officers and employees. A copy of the Code is available upon request, without charge, to the Corporate Secretary, at 4560 South Decatur Boulevard, Suite 300, Las Vegas, Nevada 89103, and complies with the rules of the SEC and the listing standards of the American Stock Exchange.

Director Attendance at Annual Meetings

The Company believes that the annual meeting of stockholders is a good opportunity for the stockholders to meet and, if appropriate, ask questions of the Board. It is also a good opportunity for the members of the Board to hear any feedback the stockholders may share with the Company at the meeting.  All directors are strongly encouraged to attend the Company’s annual meeting of stockholders.  The Company will reimburse all reasonable out-of-pocket traveling expenses incurred by the directors in attending the 2006 Annual Meeting.

Executive Officers

The following table sets forth the executive officers of the Company.  Below is biographical information with respect to the executive officers who are not also directors, whose biographical information is set forth above under the heading “Directors.”

Name	Age	Position

Donald K. McGhan	72	Chairman
Theodore R. Maloney	45	Director, Chief Executive Officer and President
Jim J. McGhan	53	Director, Chief Operating Officer
Paul R. Kimmel	59	Chief Financial Officer
Marc S. Sperberg	44	Executive Vice President and Secretary

Paul. R. Kimmel.  Mr. Kimmel has served as the Company’s Chief Financial Officer since March 2006. Prior to holding this position Mr. Kimmel served as the Company’s Financial Controller and Executive Vice President since November 2005.  Prior to joining MediCor in November 2005, Mr. Kimmel held various finance positions with Inamed Corporation from 2000 to 2005, including Vice President and Controller of Inamed and Vice President of Finance of its principal subsidiary McGhan Medical Corporation.  Mr. Kimmel has experience and expertise in the areas of business and financial accounting, external audit management, Securities and Exchange Commission reporting and financial planning and analysis.  Mr. Kimmel is a member of the American Institute of Certified Public Accountants, Nevada Society of Certified Public Accountants, Financial Executives International and the Institute of Management Accountants.  Mr. Kimmel is a Certified Public Accountant and holds a B.S. in engineering from the Case Institute of Technology and a Master’s Degree in Business Administration from the Harvard Graduate School of Business Administration.

Marc S. Sperberg.  Mr. Sperberg served as the Vice President—Business Development for MediCor since 2001.  He was appointed Executive Vice President and Secretary in April 2003.  From 1998 to 2001, Mr. Sperberg was the principal shareholder and executive vice president, sales and marketing for HPL BioMedical, which was acquired by MediCor in 2001.  From 1996 to 1998, Mr. Sperberg was a principal and officer of Kohler, Sperberg and Rivera, Inc. Advertising, Design and Government Affairs, Las Vegas, Nevada, a full-service advertising agency with a focus on the high-tech and medical device industries and government affairs.

Directors’ Compensation

Directors who are not employees of the Company receive an annual fee of $12,000 and a fee of $500 for each meeting of our Board of Directors attended or committee meeting separate from a Board meeting that they chair, and are reimbursed for their expenses.  In addition, upon their initial election, directors receive a grant of 10,000 common stock equivalents and thereafter are granted 10,000 common stock equivalents on the last day of each fiscal year of the Company, so long as they remain directors.  Directors who are employees of the Company are not entitled to any compensation for their service as a director.

The table below sets forth, for the fiscal years ended June 30, 2006, all compensation earned by our independent directors.

Director	June 30, 2006	June 30, 2005

Mark E. Brown	$13,500	$12,500
Thomas Y. Hartley	16,500	15,000
Samuel Clay Rogers	15,000	14,000
Robrert L. Forbuss	—	—
Ikram U. Khan, M.D.
Eugene I. Davis
Total	$45,000	$41,500

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Greenberg & Company CPAs LLC as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2007, subject to ratification of this appointment by our stockholders.  Greenberg & Company CPAs LLC has acted in such capacity since its appointment in fiscal year 2003.  A representative of Greenberg & Company CPAs LLC is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.  Greenberg & Company CPAs LLC has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of our subsidiaries in any capacity.

As part of their duties, the Board and Audit Committee consider whether the provision of services, other than audit services, during the fiscal year ended June 30, 2007 by Greenberg & Company CPAs LLC, the Company’s independent auditor for that period, is compatible with maintaining the auditor’s independence.  The following table sets forth the aggregate fees billed to MediCor Ltd. for the fiscal years ended June 30, 2005 and June 30, 2006 by Greenberg & Company CPAs LLC:

	Fiscal 2005	Fiscal 2006

Audit Fees (1)	$237,253	$269,005
Audit - Related Fees	7,631	7,704
Tax Fees (2)	11,263	22,807

(1)   Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Greenberg & Company CPAs LLC in connection with statutory and regulatory filings or engagements.

(2)   Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance, international tax, research, and unclaimed property services.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services.  The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote Required and Board of Director’s Recommendation

The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of stockholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal.  Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.  Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GREENBERG & COMPANY CPAS LLC AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the shares of common stock of the Company beneficially owned as of October 12, 2006, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock of the Company, (ii) each person who is presently a director or a nominee for director of the Company, (iii) each of the officers named in the Summary Compensation Table and (iv) all the directors and executive officers of the Company as a group.

Name and Address of Benefical Owner (1)	Number of Shares Beneficially Owned		Shares Covered by Options, Warrants or Convertible Securities Included in Total(2)	Percent of Total (3)

1999 III Equity Performance II, LP	1,304,814		—	5.49%
Nikki M. Pomeroy	1,662,765	(4)	6,234	7.00%

Donald K. McGhan	9,647,470	(5)	608,960	37.01%
Jim J. McGhan	2,942,427	(6)	180,000	11.29%
Theodore R. Maloney	656,104	(7)	254,156	2.52%
Paul R. Kimmel	20,000	(8)	—	*
Marc S. Sperberg	395,217		108,320	1.52%
Samuel Clay Rogers	953,701		943,701	3.66%
Mark E. Brown	125,000		125,000	*
Thomas Y. Hartley	107,857		67,857	*
Robert L. Forbuss	10,000	(9)	10,000	*
Ikram U. Khan, M.D.	10,000	(9)	10,000	*
Eugene I. Davis	10,000	(9)	10,000	*

All officers and executive directors as a group	14,877,776		2,317,994	57.08%

*  Less than 1%

(1) Information in this table regarding directors and executive officers is based on information provided by them.  Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares.  The address for each of the persons reported in the table is in care of MediCor at 4560 S. Decatur Blvd., Suite 300, Las Vegas, Nevada 89103.

(2) In accordance with Rule 13d-3, the share numbers reported in the table include shares of common stock that may be acquired within 60 days of October 12, 2006 upon the exercise or conversion of other securities.  These include, for instance, shares of common stock underlying our series A preferred stock beneficially owned by the respective persons.

(3) The percentages are calculated on the basis of the number of outstanding shares of common stock as of October 12, 2006, which were 23,746,162.  In accordance with Rule 13d-3, the percentage reported for each person includes in the calculation common stock that may be acquired by that person within 60 days of October 12, 2006 upon the exercise or conversion of other securities.

(4) Ms. Pomeroy is the adult daughter of Donald K. McGhan, chairman of our board of directors.  Includes 1,656,552 shares held directly and by various entities beneficially owned or controlled by Ms. Pomeroy.  Does not include 604,455 shares beneficially owned by Ms. Pomeroy’s adult son, as to which Ms. Pomeroy disclaims beneficial ownership.

(5) Includes 7,109,895 shares held in various entities beneficially owned or controlled by Mr. McGhan, including 1,304,814 held by 1999 III Equity Performance II, LP and 621,340 held by 2000 III Equity Performance III, LP.  Mr. McGhan is the general partner of the two limited partnerships and has voting and dispositive control with respect to all shares held by the partnerships.  Does not include 729,454 shares beneficially owned by Mr. McGhan’s wife, as to which Mr. McGhan disclaims beneficial ownership.  In addition, Sirius Capital LLC, a private equity investment fund affiliated with Mr. McGhan, holds a subordinated promissory note issued by the Company, which may be converted into up to 9,375,000 shares of common stock, and a subordinated warrant, which may be exercised for up to 2,343,750 shares of common stock.  However, all conversions pursuant to the note, and all exercises pursuant to the warrant, are subject to the restriction that such conversions or exercises do not result in the holder and its affiliates beneficially owning more than 4.99% of the Company’s outstanding shares of common stock.  Since Mr. McGhan currently owns more than 4.99% of the Company’s outstanding shares of common stock, the note and the warrant are not currently convertible or exercisable.

(6) Includes 2,912,427 shares held by various entities beneficially owned or controlled by Mr. McGhan.

(7) Does not include 100,000 shares held by 2000 III Equity Performance III, LP, which represents Mr. Maloney’s interest in shares held by the entity, which Mr. Maloney does not control.

(8) Does not include 20,000 shares held by 2000 III Equity Performance III, LP, which represents Mr. Kimmel’s interest in shares held by this entity, which Mr. Kimmel does not control.

(9) Consists of common stock equivalents granted to the directors under the Company’s 1999 stock compensation program and the Company’s director deferral plan.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth, for the fiscal years ended June 30, 2006, 2005 and 2004, all compensation earned for services rendered in all capacities by the chief executive officer and each of the other top four executive officers whose salary and bonus exceeded $100,000 in 2004, 2005 or 2006.  These officers are referred to as the “named executive officers.”  The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total annual salary and bonus earned by each of the named executive officers in 2004, 2005 and 2006.

Annual Compensation						Long-Term Compensaton
Name and Principal Positions	Year	Salary	Bonus		Other Annual Compensation	Stock Options Granted (In Shares)	All Other Compensation
		($)	($)		($)	(#)	($)
Theodore R. Maloney (1)	2006	$480,000	$72,000		$—	$—	$9,226
Chief Executive Officer	2005	480,000	100,000		—	200,000	—
	2004	400,000	272,900	(5)	—	400,000	—

Jim J. McGhan	2006	360,000	54,000		—	—	6,921
Chief Operating Officer	2005	360,000	—		—	200,000	—
	2004	360,000	—		—	320,000	—

Donald K. McGhan (2)	2006	—	—		—	—	—
Chairman	2005	—	—		—	—	—
	2004	—	—		—	—	—

Paul R. Kimmel (3)	2006	194,615	46,750		—	160,000	—
Chief Finanical Officer

Thomas R. Moyes (4)	2006	242,632	—		—	—	—
Chief Financial Officer	2005	330,000	25,000		—	160,000	—
	2004	330,000	144,450	(5)	—	320,000	—

Marc S. Sperberg	2006	192,000	53,800		—	—
Executive Vice President and	2005	181,000	—		—	80,000
Secretary	2004	180,000	—		—	100,000

(1) Mr. Maloney commenced with MediCor on September 1, 2003.

(2) Mr. McGhan does not draw a salary from MediCor.

(3) Mr. Kimmel commenced with MediCor on November 8, 2005.

(4) Mr. Moyes commenced with MediCor on June 2, 2003, and resigned on March 15, 2006.  Mr. Moyes currently serves as a financial consultant to MediCor.

(5) Includes $200,000 (Mr. Maloney) and $100,000 (Mr. Moyes) paid in the form of restricted preferred stock which is convertible into common stock.

Option Grants in Last Fiscal Year

The table below shows information about stock options granted during fiscal 2006 to the named executive officers:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Sh)	Expiration Date	5%($)	10%($)

Theodore R. Maloney	—	—	—	—	$—	$—

Jim J. McGhan	—	—	—	—	—	—

Donald K. McGhan	—	—	—	—	—	—

Paul R. Kimmel	160,000	95%	3.50	11/08/12	227,976	531,282

Thomas R. Moyes (4)	—	—	—	—	—	—

Marc S. Sperberg	—	—	—	—	—	—

(1) Unless otherwise noted, amounts represent shares of common stock underlying warrants and/or options to purchase shares of common stock.

(2) In fiscal year 2006, we granted stock options covering a total of 168,000 shares of common stock to employees under all stock option plans maintained by us.

(3) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with the SEC rules and regulations and do not represent our estimates of stock price appreciation.  The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and the stock is sold on the last day of its term at this appreciated stock price.  No valuation method can accurately predict future stock prices or option values because there are too many unknown factors.  No gain to the optionee is possible unless the stock price increases over the option term. Such a gain in stock price would benefit all stockholders.

(4) Mr. Moyes resigned as our Chief Financial Officer on March 15, 2006.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercises of stock options and warrants by the named executive officers in fiscal year 2006 and unexercised stock options and warrants held by the named executive officers as of June 30, 2006.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at 2006 Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at 2006 Fiscal Year-End($)(1)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Theodore R. Maloney	—	$—	250,000	350,000	$75,000	$150,000

Jim J. McGhan	126,308	165,607	150,000	310,000	—	—

Donald K. McGhan	597,216	1,659,908	500,908	—	1,462,651	—

Paul R. Kimmel	—	—	—	160,000	—	—

Thomas R. Moyes (2)	—	—	110,000	—	90,000	—

Marc S. Sperberg	12,427	19,759	107,281	122,427	36,908	12,303

(1) On June 30, 2006 (the last trading day of fiscal year 2006), the last reported sales price of our common stock as reported on the OTC Bulletin Board was $3.00.

(2) Mr. Moyes resigned as our Chief Financial Officer on March 15, 2006.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

In June 2003, we entered into an employment agreement with Mr. Moyes in connection with his employment as chief financial officer.  Pursuant to his employment agreement, Mr. Moyes received (i) a base salary of $330,000, (ii) a bonus based on attainment of designated objectives of our board of directors or compensation committee and (iii) options to purchase 120,000 shares of our common stock. Mr. Moyes’ employment agreement also provided that upon termination of Mr. Moyes’ employment by us without ‘‘cause’’ (as defined in the agreement), Mr. Moyes would be entitled to severance compensation equal to 24 months of his then-effective compensation.  Additionally, Mr. Moyes’ employment agreement also provided that upon a ‘‘change in control’’ (as defined in the agreement) and a subsequent termination of Mr. Moyes, Mr. Moyes would be entitled to receive compensation equal to 24 months of his then-effective compensation.  Mr. Moyes resigned in March 2006 and currently serves as a financial consultant to MediCor.

In September 2003, we entered into an employment agreement with Mr. Maloney in connection with his employment as chief executive officer.  Mr. Maloney’s employment agreement provides that Mr. Maloney will receive (i) a base salary of $480,000, (ii) a bonus based on attainment of designated objectives of our board of directors or compensation committee and (iii) options to purchase 200,000 shares of our common stock.  Mr. Maloney’s employment agreement also provides that upon termination of Mr. Maloney’s employment by us without ‘‘cause’’ (as defined in the agreement), Mr. Maloney will be entitled to severance compensation equal to 24 months of his then-effective compensation.  Additionally, Mr. Maloney’s employment agreement also provides that upon a ‘‘change in control’’ (as defined in the agreement) and a subsequent termination of Mr. Maloney, Mr. Maloney will be entitled to receive compensation equal to 24 months of his then-effective compensation.

In October 2003, we entered into an employment agreement with Jim J. McGhan in connection with his employment as chief operating officer.  Mr. McGhan’s employment agreement provides that Mr. McGhan will receive (i) a base salary of $360,000, (ii) a bonus based on attainment of designated objectives of our board of directors or compensation committee and (iii) options to purchase 120,000 shares of our common stock.  Mr. McGhan’s employment agreement also provides that upon termination of Mr. McGhan’s employment by us without ‘‘cause’’ (as defined in the agreement), Mr. McGhan will be entitled to severance compensation equal to 24 months of his then-effective compensation.  Additionally, Mr. McGhan’s employment agreement also provides that upon a ‘‘change in control’’ (as defined in the agreement) and a subsequent termination of Mr. McGhan, Mr. McGhan will be entitled to receive compensation equal to 24 months of his then-effective compensation.

In April 2005, we entered into an employment agreement with Mr. Sperberg in connection with his employment as executive vice president and corporate secretary.  Mr. Sperberg’s employment agreement provides that Mr. Sperberg will receive (i) a base salary of $192,000, (ii) a bonus based on attainment of designated objectives of our board of directors or compensation committee and (iii) options to purchase 80,000 shares of our common stock.  Mr. Sperberg’s employment agreement also provides that upon termination of Mr. Sperberg’s employment by us without ‘‘cause’’ (as defined in the agreement), Mr. Sperberg will be entitled to severance compensation equal to 12 months of his then-effective compensation.  Additionally, Mr. Sperberg’s employment agreement also provides that upon a ‘‘change of control’’ (as defined in the agreement) and a subsequent termination of Mr. Sperberg, Mr. Sperberg will be entitled to receive compensation equal to 12 months of his then-effective compensation.

In November 2005, we entered into an employment agreement with Mr. Kimmel in connection with his employment as financial controller and executive vice president.  Mr. Kimmel’s employment agreement provides that Mr. Kimmel will receive (i) a base salary of $300,000, (ii) a bonus based on attainment of designated objectives of our board of directors or compensation committee and (iii) options to purchase 160,000 shares of common stock. Mr. Kimmel’s employment also provides that upon termination of Mr. Kimmel’s employment by us without ‘‘cause’’ (as defined in the agreement) Mr. Kimmel will be entitled to severance compensation equal to 24 months of his then-effective compensation.  Additionally, Mr. Kimmel’s employment agreement also provides that upon a ‘‘change of control’’ (as defined in the agreement) and a subsequent termination of Mr. Kimmel, Mr. Kimmel will be entitled to receive compensation equal to 12 months of his then-effective compensation.

REPORT OF THE AUDIT COMMITTEE

During fiscal 2006, the Company had four audit committee meetings.  The Audit Committee of the Board of Directors of the Company assists the Board in executing its responsibilities.  The Audit Committee is responsible for, among other things, the selection and retention of the Company’s independent accountants; reviewing and approving the independent auditor’s engagement letter (including proposed fees); the oversight of the Company’ accounting and financial reporting processes; the oversight of the Company’s system of internal controls and the pre-approval of all audit and non-audit services provided by the Company’s independent auditors.

The Audit Committee is composed of four non-employee members, each of whom is independent as defined by the American Stock Exchange.  The Audit Committee operates under a charter approved by the Board of Directors.

The Audit Committee, with respect to fiscal 2006, has discussed and reviewed with the auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has met with Greenberg & Company CPAs LLC, with and without non-Board management present, to discuss the overall scope of Greenberg & Company CPAs LLC’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting.

The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

The Audit Committee held meetings with Greenberg & Company CPAs LLC, during and after fiscal 2006 in regards to their audit of the annual financial statements for the year ended June 30, 2006.  In addition, meetings were held each quarter to review quarterly financial reports prior to their issue.

In reliance on the reviews and discussions referred to above, the Board has approved that the audited statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 filed with the SEC.  The Audit Committee also approved the reappointment of Greenberg & Company CPAs LLC as the Company’s independent auditors for the fiscal year ending June 30, 2007.

Respectfully submitted,

Thomas Y. Hartley Chairman
Samuel C. Rogers Mark E. Brown Robert L. Forbuss

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

International Integrated Industries, LLC (“LLC”) and Sirius Capital, LLC (“Sirius”) are McGhan family companies in which the chairman of the Company, Mr. Donald K. McGhan, holds a controlling interest.  Neither the Company nor any of its subsidiaries has any direct ownership in LLC or Sirius.  LLC acted on behalf of the Company by funding significant expenses incurred for which the Company had a revolving loan agreement as shown on the Company’s Consolidated Balance Sheet of $31,591,939 at June 30, 2006. The outstanding balance of the note payable accrues interest at an annual interest rate of ten percent (10%) per annum.  During the fiscal year ended June 30, 2006, LLC advanced $10,630,000 to the Company, of which $477,231 was repaid.  Interest expense relating to this note payable was $5,196,965 for the fiscal year ended June 30, 2006, of which $1,071,507 had been paid.  On April 26, 2006, the original LLC promissory note was replaced by two notes, one of which was retained by LLC and one of which was assigned to Sirius.  Additional information on the terms of this transaction and the notes is contained in Note L to the Company’s financial statements included in the Annual Report on Form 10-KSB accompanying this Proxy Statement.  The Company has a commitment from LLC to fund operating shortfalls as necessary through July 1, 2007.

In October 2003, the Company entered into a reimbursement agreement with Global Aviation Delaware, LLC, a company controlled by the Company’s chairman, for the reimbursement of expenses incurred in the operation of its private plane when used for MediCor business.  The reimbursement agreement is effective only for expenses incurred for MediCor business purposes.  The Company recognized a total expense of $705,250 for the 12 months ended June 30, 2006 pursuant to the reimbursement agreement.  This amount represents approximately 12.3% of the annual operating costs of the entity.  All other operating costs (such as fuel, pilot wages, food, etc.) are paid directly by the Company through a service agreement we have with NexGen Management, a company also controlled by the Company’s chairman.  The Company recognized a total expense of $880,977 for 12 months ended June 30, 2006 pursuant to the service agreement with NexGen Management.  Under these agreements, only costs directly tied to MediCor’s use of the plane asset are reimbursable to the owner or paid to the agent.  The Company has no minimum guarantees or guarantee of debt for either of these companies.  All expenses recognized pursuant to these agreements have been included by the Company in selling, general, and administrative expenses.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC.  Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

To the Company’s knowledge and based solely on our review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater-than-10% stockholders were complied with, except that Mark E. Brown, Thomas Y. Hartley and Samuel C. Rogers filed late reports with respect to an aggregate of three transactions relating to the institution of the Company’s directors’ deferral plan.

OTHER MATTERS

The 2006 Annual Meeting is called for the specific purposes set forth in the Notice of Annual Meeting as discussed above and also for the purpose of transacting such other business as may properly come before the Annual Meeting.  At the date of this proxy statement, the only matters that management intends to present, or are informed or expect that others will present for action at the 2006 Annual Meeting, are those matters to which specific reference is made in such Notice.  We have not been notified by any stockholder of his, her or its intention to present a stockholder proposal from the floor at the 2006 Annual Meeting, and the Bylaw Deadline for the 2006 Annual Meeting occurred on October 20, 2006, the date 45 days before the date of mailing the proxy statement with respect to the 2005 annual meeting of stockholders.  The enclosed proxy grants the proxy holder’s discretionary authority to vote on any matter properly brought before the 2006 Annual Meeting.

Annual Report

The Company has sent, or is concurrently sending, all of its stockholders of record as of October 6, 2006 a true copy of its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.  The report contains the Company’s certified consolidated financial statements for the fiscal years ended June 30, 2006 and 2005.

By Order of the Board of Directors,

Marc S. Sperberg Secretary

Dated: October 20, 2006

DETACH PROXY CARD HERE

MEDICOR LTD.

Annual Meeting of Stockholders November 15, 2006

The undersigned shareholder(s) of MediCor Ltd. (the “Company”) appoint(s) Theodore R. Maloney and Marc S. Sperberg, and each of them, as proxy, with the power to appoint their respective substitutes and authorizes each to represent and to vote, as designated below (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on October 6, 2006 at the annual meeting of stockholders to be held on November 15, 2006 or any adjournment or postponement thereof.

(Continued, and to be signed on back)

MEDICOR LTD.

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

1. ELECTION OF DIRECTORS:
Please mark only one box per nominee. If no vote is indicated for any nominees this Proxy will be voted for the election of such nominee.

	Vote For	Withhold Authority to Vote
Samuel C. Rogers	☐	☐
Term Expires 2009

Robert L. Forbuss	☐	☐
Term Expires 2009

Jim J. McGhan	☐	☐
Term Expires 2009

2. RATIFICATION OF AUDITORS
Ratify selection of Greenberg & Company CPAs LLC as independent auditors for the 2007 fiscal year.			The Board of Directors recommends a vote “FOR” the election of each of the nominees listed opposite and “FOR” each of the other listed proposals. If any other business is presented at the meeting, including, a proposal to adjourn or postpone the
☐ FOR	☐ AGAINST	☐ ABSTAIN	meeting, this Proxy shall be voted by the Proxy holder in
accordance with the recommendations of a majority of the
Board of Directors.

3. OTHER BUSINESS
In their discretion, the proxy holders are authorized to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The undersigned hereby ratifies and confirms all that the Proxy holder, or his substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting. The undersigned hereby
☐ FOR	☐ AGAINST	☐ ABSTAIN	acknowledges receipt of the Notice of Annual Meeting and Proxy
Statement accompanying said notice.

This Proxy will be voted “FOR”  the election of all nominees whose names appear above unless authority to do so is withheld. Please sign, date and return this proxy as promptly as possible in the postage prepaid enveloped provided.

			Dated:	, 2006

Signature

(Signature if jointly held)